UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2011
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

100 Glenborough Drive, Suite 100
Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 7.01 Regulation FD Disclosure.
     On August 18, 2011, Noble Energy, Inc. (the “Company”) issued a press release announcing a strategic partnership with CONSOL Energy, Inc. in the Marcellus Shale. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.
     The Company has scheduled a webcast and conference call to discuss the press release for August 18, 2011 at 8:00 a.m. Central Time. The webcast and accompanying slide presentation (which is furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 7.01) are accessible by going to the Company’s website, www.nobleenergyinc.com, and selecting the “Investors” tab. Conference call numbers are 877-627-6581 and 719-325-4820, passcode 9416724. A replay will be available on the website. Information contained on the Company’s website is not incorporated by reference into this Current Report.
     In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 or in Exhibit 99.1 or Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release dated August 18, 2011 announcing a strategic partnership with CONSOL Energy in the Marcellus Shale.

99.2	Slide Presentation dated August 18, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: August 18, 2011	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated August 18, 2011 announcing a strategic partnership with CONSOL Energy in the Marcellus Shale.

99.2	Slide Presentation dated August 18, 2011.